UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 3, 2007

WESTFIELD FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-16767	79-1627673
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

141 Elm Street

Westfield, MA 01085

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (413) 568-1911

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 3, 2007, New Westfield Financial, Inc. (the “Company”), the holding company for Westfield Bank and successor company for Westfield Financial, Inc., in connection with its recently completed second step conversion, amended its Articles of Organization and bylaws in order to change the name of the Company from New Westfield Financial, Inc. to Westfield Financial, Inc.

A copy of the Company’s Amended and Restated Bylaws, reflecting the Company’s new name, is attached hereto as Exhibit 3.2. A copy of the Company’s Articles of Amendment is attached hereto as Exhibit 3.3.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
3.2	Amended and Restated Bylaws of Westfield Financial, Inc.

3.3	Articles of Amendment of New Westfield Financial, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTFIELD FINANCIAL, INC.

By:	/s/ Donald A. Williams
Donald A. Williams
Chairman and Chief Executive Officer

Date: January 3, 2007

EXHIBIT INDEX

Exhibit No.	Description
3.2	Amended and Restated Bylaws of Westfield Financial, Inc.

3.3	Articles of Amendment of New Westfield Financial, Inc.